UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 9, 2012

SAFEWAY INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-00041	94-3019135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California	94588-3229
(Address of Principal Executive Offices)	(Zip Code)
(925) 467-3000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2012, Safeway Inc. (the “Company”) issued a press release announcing the appointment of Robert L. Edwards to the position of President of the Company, effective April 9, 2012. Steven A. Burd, formerly Chairman, President and Chief Executive Officer of the Company, will continue as the Company's Chairman and Chief Executive Officer.

From 2004 until his appointment as President, Mr. Edwards, 56, served as the Company's Executive Vice President and Chief Financial Officer. Mr. Edwards will continue as Chief Financial Officer of the Company until a successor is named to the position.

Mr. Edwards does not have any reportable transactions under Item 404(a) of Regulation S-K.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated April 9, 2012 of Safeway Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

April 9, 2012	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Senior Vice President,
Secretary & General Counsel

EXHIBIT INDEX

Exhibit
No.

99.1	Press Release dated April 9, 2012 of Safeway Inc.